SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 9, 2017

CENTERSTATE BANKS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-32017	59-3606741
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1101 First Street South, Suite 202, Winter Haven, FL	33880
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:   (863) 293-4710

Not Applicable

(Former name or former address, if changed since last report)

___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events

As previously reported, on October 17, 2016, CenterState Banks, Inc. (“CenterState”) and Platinum Bank Holding Company (“Platinum”) entered into a definitive agreement for CenterState to acquire Platinum, the holding company of Platinum Bank.  As also previously reported, on November 30, 2016, CenterState and Gateway Financial Holdings of Florida, Inc. (“Gateway”) entered into a definitive agreement for CenterState to acquire Gateway, the holding company of Gateway Bank of Florida, Gateway Bank of Central Florida, and Gateway Bank of Southwest Florida.  Each of the transactions is subject to customary closing conditions, including receipt of required regulatory approvals and shareholder approval by the company being acquired.  The foregoing transactions are collectively referred to as the “Mergers.”

CenterState has included with this filing certain historical audited and unaudited financial information with respect to Platinum and Gateway, and certain unaudited pro forma financial information giving effect to the Mergers as though they had been completed on the dates set forth in such information.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval in respect of the Mergers. In connection with the Mergers, CenterState has filed with the SEC a registration statement on Form S-4 that includes a proxy statement/prospectus for the shareholders of Platinum and will file with the SEC a registration statement on Form S-4 that will include a proxy statement/prospectus for the shareholders of Gateway and other documents regarding the Mergers. Platinum and Gateway will mail the final proxy statement/prospectus with respect to its applicable Merger to its shareholders. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS AND INVESTORS ARE URGED TO READ EACH PROXY STATEMENT/PROSPECTUS REGARDING THE MERGERS AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGERS. The proxy statement/prospectus for each Merger, as well as other filings containing information about CenterState, Platinum and Gateway, will be available without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statements/prospectuses and other documents filed with the SEC in connection with the Mergers can also be obtained, when available, without charge, from CenterState’s website (www.centerstatebanks.com).

Item 9.01	Financial Statements and Exhibits.

	(a)	Financial statements of business acquired.

(i)

The audited consolidated balance sheets of Platinum Bank Holding Company as of December 31, 2015 and 2014, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the two years ended December 31, 2015, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.1 and incorporated by reference herein.

(ii)

The unaudited condensed consolidated balance sheets of Platinum Bank Holding Company as of September 30, 2016 and 2015, and related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2016 and 2015, and related notes required by this item, are included as Exhibit 99.2 and incorporated herein by reference.

(iii)

The audited consolidated balance sheets of Gateway Financial Holdings of Florida, Inc. as of December 31, 2015 and 2014, and the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the two years ended December 31, 2015, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.3 and incorporated by reference herein.

(iv)

The unaudited condensed consolidated balance sheets of Gateway Financial Holdings of Florida, Inc. as of September 30, 2016 and 2015, and related unaudited condensed consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2016 and 2015, and related notes required by this item, are included as Exhibit 99.4 and incorporated herein by reference.

(b)	Pro forma financial information.

(i)

The unaudited pro forma combined consolidated balance sheet as of September 30, 2016, and the unaudited pro forma combined consolidated statements of income for the nine months ended September 30, 2016 and the year ended December 31, 2015 are incorporated herein by reference to Exhibit 99.5.

(c)	Shell Company Transactions.

(i)	Not applicable.

(d)	Exhibits:

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit 23.1	Consent of Hacker, Johnson & Smith, P.A.
Exhibit 99.1	Audited Consolidated Financial Statements of Platinum Bank Holding Company as of and for the years ended December 31, 2015 and 2014.
Exhibit 99.2	Unaudited Condensed Consolidated Financial Statements of Platinum Bank Holding Company as of and for the nine months ended September 30, 2016 and September 30, 2015.
Exhibit 99.3	Audited Consolidated Financial Statements of Gateway Financial Holdings of Florida, Inc. as of and for the years ended December 31, 2015 and 2014
Exhibit 99.4	Unaudited Condensed Consolidated Financial Statements of Gateway Financial Holdings of Florida, Inc. as of and for the nine months ended September 30, 2016 and September 30, 2015.
Exhibit 99.5	Unaudited Pro Forma Combined Consolidated Financial Statements of CenterState Banks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERSTATE BANKS, INC.

By:	/s/ Jennifer Idell
Jennifer Idell
Senior Vice President and
Chief Financial Officer

Date:  January 9, 2017

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